June 5, 2008
Drury Capital Inc.
34-35 Dronningens Gad
Suite 2A
St. Thomas, VI 00802
Attention: Mr. Bernard Drury
     Re: Management Agreement Renewal
Dear Mr. Drury:
We are writing with respect to your management agreements concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2009 and all other provisions of the Management Agreement will remain unchanged.
•	Citigroup Diversified Futures Fund L.P.

•	CMF Drury Master Fund

•	CMF Institutional Futures Portfolio L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Bernard V. Drury

Print Name:	Bernard V. Drury

JM/sr

June 5, 2008
Aspect Capital Management Ltd.
Nations House — 8th Floor
103 Wigmore Street
London W1U 1QS, U.K.
Attention: Mr. Anthony Todd
     Re: Management Agreement Renewals
Dear Mr. Todd:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citibank NA (Alera 100)

•	CMF Aspect Master Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	Citigroup Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Simon Rockall

Print Name:	Simon Rockall

JM/sr

June 5, 2008
John W. Henry & Company, Inc.
301 Yamato Road, Suite 2200
Boca Raton, Fl. 33431-4931
Attn: Mr. Ken Webster
     Re: Management Agreement Renewals
Dear Mr. Webster:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Westport Futures Fund L.P.

•	JWH Master Fund LLC

•	AURORA III

•	Citigroup Diversified Futures Fund

•	CMF Institutional Futures Portfolio LP
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Ken Webster

Print Name:	Ken Webster

JM/sr

June 5, 2008
Willowbridge Associates Inc.
101 Morgan Lane — Suite 180
Plainsboro, N.J. 08536
Attention: Mr Steve R. Crane
     Re: Management Agreement Renewals
Dear Mr. Crane:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	CMF Willowbridge Argo Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Steven R. Crane

Print Name:	Steven R. Crane

JM/sr

June 5, 2008
Capital Fund Management
6 Boulevard Haussmann
75009 Paris
France
Attention: Jean-Pierre Aguilar, CFO
     Re: Management Agreement Renewals
Dear Mr. Aguilar:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Diversified Futures Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	CMF Capital Fund Management Master

•	CMF Institutional Futures Portfolio LP

•	Citigroup Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Jean Pierre Aguilar

Print Name:	Jean Pierre Aguilar

JM/sr

June 5, 2008
Graham Capital Management, L.P.
Rock Ledge Financial Center
40 Highland Avenue
Rowayton, CT 06853
Attention: Mr. Paul Sedlack
     Re: Management Agreement Renewals
Dear Mr. Sedlack:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Salomon Smith Barney Fairfield Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Diversified Futures Fund L.P.

•	AURORA III

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup Fairfield Futures Fund L.P. II

•	CMF Graham Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Paul Sedlack

Print Name:	Paul Sedlack

JM/sr

June 5, 2008
Winton Capital Management
1a. St. Mary Abbot’s Place
Kensington, London W86LS, U.K.
Attention: Mr. Martin Hunt
     Re: Management Agreement Renewals
Dear Mr. Hunt:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Diversified Futures Fund L.P.

•	SSB Orion Futures Fund L.P.

•	CMF Winton Feeder LP I

•	CMF Winton Master Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	AURORA III

•	CMF Institutional Futures Portfolio LP

•	Citigroup Abingdon Futures Fund L.P.

•	Citigroup Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Martin Hunt

Print Name:	Martin Hunt

JM/sr

June 5, 2008
AAA Capital Management Inc.
1300 Post Oak Blvd. #350
Houston, Texas 77056
Attention: Mr. Anthony Annunziato
     Re: Management Agreement Renewals
Dear Mr. Annunziato:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	SB AAA Master Fund LLC

•	Salomon Smith Barney Orion Futures Fund L.P.

•	Smith Barney AAA Energy Fund L.P.

•	Salomon Smith Barney AAA Energy Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	CMF Institutional Futures Portfolio L.P.

•	Legion LTD AAA

•	Citigroup Energy Advisors Portfolio L.P.

•	Citigroup Global Futures Fund LTD.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer & Director

By:	/s/ A. Anthony Annunziato

Print Name:	A. Anthony Annunziato

JM/sr

June 5, 2008
Avant Asset Management Inc.
3200 South West Freeway
Suite 2240
Houston, Texas 77027
Attention: Mr. Brick Diemer
     Re: Management Agreement Renewal
Dear Mr. Diemer:
We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2009 and all other provisions of the Management Agreement will remain unchanged.
•	CTA CAPITAL LLC

•	Citigroup Emerging CTA Portfolio L.P.

•	CMF Avant Master Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Aurora III

•	Citigroup Energy Advisors Portfolio L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro

Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Brick Diemer

Print Name:	Brick Diemer

JM/sr